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                                                                   EXHIBIT 10.17


        THIS LEASE, dated this 11th day of JUNE, 1998 by and between DOLORES
L. MC NABB (hereinafter "Landlord"), and SKECHERS USA, INC. a California Corporation (hereinafter "Tenant").


                              W I T N E S S E T H:

ARTICLE 1.  PREMISES LEASED.

        In consideration of the rent and other charges herein specified to be paid and the covenants and conditions to be observed and performed by Tenant, Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord those premises hereinafter referred to as "said premises," within the office building commonly known and designated as Office #3 on the 1st floor of the North Building and Office #9 on the 1st floor of the South Building, 904 Manhattan Avenue, Manhattan Beach California.

ARTICLE 2.  TERM OF LEASE AND DELIVERY OF PREMISES.

        The term of this Lease shall be for Five (5) years commencing on the 1st day of July, 1998, and ending on the 30 day of June 2003. OPTIONS TO EXTEND -- See Paragraph A on Exhibit "A" attached hereto.

        If Landlord, for any reason whatsoever, cannot deliver possession of the said premises to Tenant within ___ days after the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event all rent shall be abated during the period between the commencement of the said term and the time when Landlord delivers possession.

ARTICLE 3.  RENT.

                                See Exhibit "A"






ARTICLE 4.  USE.

        Said premises shall be occupied and used by Tenant solely for the purposes of conducting therein the business stated in Exhibit "A". In addition thereto:

A. No use shall be made or permitted of said premises or any part thereof, nor acts done which shall constitute a nuisance or unreasonable annoyance to other tenants in the office park complex nor which shall violate, make inoperative or increase the existing rate of any insurance policy held by or for the benefit of Landlord.




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     B. Tenant shall at all times comply with all governmental rules, regulations, ordinances, statutes and laws now in force or which may hereafter be enforced pertaining to said premises and to Tenant's use thereof, and a finding of guilty by a competent court for any violation thereof shall be conclusively deemed a default under this paragraph.

ARTICLE 5. LANDLORD SERVICES.

     Landlord will provide services during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the rules and regulations as set forth in Exhibit "A", as follows:

     A. Heat and air-conditioning during the customary hours as stipulated in the Rules and Regulations.

     B. Electric current for ordinary lighting requirements and for ordinary business appliances such as typewriters and adding machines. Landlord shall not be required to furnish electrical power to operate electrical motors of larger than fractional horsepower. Landlord shall make additional charges for service if Tenant has greater than normal requirements for such services.

     C. Tenant shall pay for all water, gas, electricity, light, power and other utilities supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises.

Replacement of fluorescent tubes in the standard lighting fixtures installed in the premises by Landlord shall be provided as required and billed to Tenant.

     Landlord, however, shall not be liable for failure to furnish any of the foregoing where such failure is caused by conditions beyond the control of Landlord or by accidents, repairs or strikes; nor shall such failure constitute an eviction; nor shall Landlord be liable under any circumstances except where caused by Landlord's negligence, for loss or damage to property however occurring through or in connection with or incidental to the furnishing of any of the foregoing.

ARTICLE 6. PARKING.  SEE EXHIBIT "A"

     Landlord agrees at its own expense to construct and maintain, or cause to be constructed and maintained, an automobile parking area and to maintain and operate, or cause to be maintained and operated, said automobile parking area during the term of this Lease for the benefit and use of Tenant, its employees, customers and patrons and for other tenants and occupants of the office complex. Wherever the words "automobile parking area" are used in this Lease, it is intended that the same shall include the automobile parking stalls, driveways, entrances and exits and sidewalks, pedestrian passageways in conjunction therewith and other areas designated for parking. Landlord shall keep said automobile parking area in a neat, clean and orderly condition, landscaped, and shall repair any damage to the facilities thereof. Nothing contained herein shall be deemed to create liability upon Landlord for any damage to motor vehicles of customers or employees or from loss of property from within such motor vehicles, unless caused by the negligence of Landlord, its agents, servants and employees. Landlord shall also have the right to establish, and from time to time change, alter and amend, and to enforce against all users of said automobile parking area such reasonable rules and regulations (tenant, its employees, customers and patrons from parking within specific portions therefrom) as may be deemed necessary and advisable for the proper and efficient operation and maintenance of said automobile parking area. The rules and regulations herein provided shall include, without limitation, the hours during which the automobile parking area shall be open for use.

     Landlord shall at all times during the term of this Lease have the sole and exclusive control of the automobile parking area, and may at any time and from time to time during the term hereof exclude and restrain any person from use or occupancy thereof; excepting, however, bona fide customers, patrons and service-suppliers of Tenant and other tenants of Landlord who make use of said area in accordance with any rules and regulations established by Landlord from time to time with respect thereto. The rights of Tenant referred to in this Article shall at all times be subject to the rights of Landlord and the other tenants of Landlord, to use the same in common with Tenant, and it shall be the duty of Tenant to keep all of said area free and clear of any obstruction created or permitted by Tenant or resulting from Tenant's operations and to permit the use of any of said area only for normal parking and ingress and egress by said customers, patrons and service-suppliers to and from the office park complex.

     Tenant shall assume sole responsibility for satisfying the requirements of the Environmental Protection Agency, or similar agencies, with respect to their proportionate share of the parking areas.


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ARTICLE 7. ALTERATIONS AND REPAIRS.

     Tenant shall not make or suffer to be made any alterations, additions or improvements to or of said premises or any part thereof without the written consent of Landlord first had and obtained and any alterations, additions or improvements to or of said premises, except movable furniture and trade fixtures, shall at once become a part of the realty and belong to Landlord. In the event Landlord consents to the making of any alteration, additions or improvements to said premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense and any contractor or person selected by Tenant to make the same must first be approved of in writing by Landlord. Upon the expiration or sooner termination of the term, Tenant shall, upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alterations, additions or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence at its sole cost and expense, repair any damage caused by such removal.

     By entry hereunder, Tenant accepts the premises as being in good, sanitary order, condition and repair. Tenant shall at Tenant's sole cost and expense keep said premises and every part thereof including glass in good condition and repair, damage thereto by fire, earthquake, act of God or the elements excepted, Tenant hereby waiving all rights to make repairs at the expense of Landlord as provided by any law, statute or ordinance now or hereafter in effect. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender said premises to Landlord in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint said premises or any part thereof and that no representations respecting the conditions of said premises or the building of which said premises are a part have been made by Landlord to Tenant except as specifically herein set forth.

SEE EXHIBIT "A"

ARTICLE 8. CHANGES OR ALTERATIONS BY LANDLORD.

     Landlord reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the office complex (including said premises if required so to do by any law or regulation) and the fixtures and equipment thereof, as well as in or to the plenum area (air space above the ceiling), and stairways thereof, as Landlord may deem necessary or desirable, and to change the arrangement or location of entrances or passageways, doors and corridors, provided, however, that there be no unreasonable obstruction of the right of access to, or unreasonable interference with the use and enjoyment of said premises by Tenant.

ARTICLE 9. LANDLORD'S NONLIABILITY.

     Landlord shall not be liable for any loss or damage to the goods, wares, merchandise and other property of Tenant in, upon or about said premises or for any injury to the person (including death) of Tenant or its employees, agents subtenants or invitees or other persons, caused by any use thereof, or arising from any accident or fire or other casualty thereon or from any other cause whatsoever, unless caused by Landlord's negligence, nor shall Landlord be liable for any such loss, damage or injury occurring anywhere in the office park complex and caused by the act or neglect of Tenant, its agents or employees; and Tenant hereby waives on its behalf all claims against Landlord for any such loss or injury and hereby agrees to indemnify and save Landlord harmless from all liability for any such loss, damage or injury and in the event action is brought against Landlord on account of such loss, damage or liability and Landlord elects not to accept Tenant's proffered defense of such action, Tenant shall nevertheless pay the cost of Landlord's reasonable attorney's fees incurred in connection therewith.

ARTICLE 10. INSURANCE.

     All insurance provided for herein shall name Landlord as an additional insured as its interest may appear. Policies will provide a 30-day written notice to Landlord in the event of cancellation by Tenant's insurance company.

     Tenant agrees to maintain statutory Workmen's Compensation Insurance and comprehensive public liability insurance with the following minimum limits: combined single limit coverage of not less than $1,000,000 with respect


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to personal injury, death or property damage resulting from any one occurrence;
the minimum limits shall not, however, limit the liability of Tenant hereunder.

     It shall be Tenant's responsibility to maintain full "ALL RISK" insurance on its property and rental value and glass insurance on said premises.

     It shall be Landlord's responsibility to insure said premises against fire and extended coverage damage.

     So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective party. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

     Certificates of insurance stating the above will be provided to Landlord by Tenant.

ARTICLE 11.  ASSIGNMENT AND SUBLETTING.

     A. Tenant shall not transfer or assign this Lease, or any right or interest hereunder, nor sublet said premises or any part thereof, without the prior written consent (which consent shall not be unreasonably withheld) and approval of Landlord provided, however, that such consent shall not be unreasonably withheld so long as (i) the proposed assignee or sublessee is as financially and morally responsible as Tenant and (ii) evidence satisfactory to Landlord is offered to show that the proposed assignee or sublessee is likely to conduct on said premises a business of a quality substantially equal to that conducted by Tenant. No transfer or assignment, whether voluntary or involuntary, by operation of law, under legal process or proceedings, by receivership, in bankruptcy, or otherwise, and no subletting shall be valid or effective without such prior written consent and approval. Should Tenant attempt to make or suffer to be made any such transfer, assignment or subletting, except as aforesaid, or should any of Tenant's rights under this Lease be sold or otherwise transferred by or under court order or legal process or otherwise, or should Tenant be adjudged insolvent or bankrupt, then and in any of the foregoing events Landlord may, at its option, terminate this Lease forthwith by written notice thereof to Tenant. Should Landlord consent to any such transfer, assignment or subletting, such consent shall not constitute a waiver of any of the restrictions of this Article and the same shall apply to each successive transfer, assignment or subletting hereunder, if any.

     B. If Tenant hereunder is a corporation, an unincorporated association, or a partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of Forty-nine per cent (49%) shall be deemed an assignment within the meaning and provisions of this Article; provided, however, a transfer or assignment of any such stock or interest by a shareholder or member to his spouse, children or grandchildren is excepted from the foregoing provision.

ARTICLE 12.  RIGHT OF ENTRY.

     Landlord reserves and shall at any time and at all times have the right to enter upon said premises to inspect the same, and perform any service to be provided by Landlord to Tenant hereunder, to submit said premises to prospective purchasers or tenants, to post notices of nonresponsibility, and to alter, improve or repair said premises and any portion of the building of which said premises are a part, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to said premises shall not be blocked thereby, and further providing that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of said premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about said premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to said premises, and any entry to the premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances, be construed or deemed to be a forcible or unlawful entry into, or a detainer of, said premises, or an eviction of Tenant from said premises or any portion thereof.


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ARTICLE 13. BANKRUPTCY-INSOLVENCY.

     Tenant agrees that in the event all or substantially all of Tenant's assets are placed in the hands of a receiver or trustee, and such receivership or trusteeship continues for a period of 30 days, or should Tenant make an assignment for the benefit of creditors or be adjudicated a bankrupt, or should Tenant institute any proceedings under the Bankruptcy Act or under any amendment thereof which may hereafter be enacted, or under any other act relating to the subject of bankruptcy wherein Tenant seeks to be adjudicated a bankrupt, or to be discharged of its debts, or to effect a plan of liquidation, composition or reorganization, or should any involuntary proceeding be filed against the Tenant under any such bankruptcy laws and Tenant consents thereto or acquiesces therein by pleading or default, then this Lease or any interest in and to said premises shall not become an asset in any of such proceedings and, in any such event and in addition to any and all rights or remedies of Landlord hereunder, or by law provided, it shall be lawful for Landlord to declare the Term hereof ended and to re-enter said premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder.

ARTICLE 14. LIENS.

     Tenant shall not permit to be enforced against said premises, or any part thereof, any mechanics', materialmen's, contractors' or other liens arising from, or any claims for damages growing out of, any work of repair or alteration as herein authorized or otherwise arising (except from the actions of Landlord), and Tenant shall pay or cause to be paid all of said liens and claims before any action is brought to enforce the same against Landlord or said premises; and Tenant agrees to indemnify and hold Landlord and said premises free and harmless from all liability for any and all such liens and claims and all costs and expenses in connection therewith. Tenant shall give Landlord no less than 20 days prior notice in writing before commencing construction of any kind on the premises so that Landlord may post notices of nonresponsibility.

ARTICLE 15. LANDLORD PAYING CLAIMS.

     Should Tenant fail to pay and discharge, when due and payable, any tax or assessment, or any premium or other charge in connection with any insurance policy or policies which Tenant is obligated to pay, or any lien or claim for labor or material employed or used in, or any claim for damages arising out of the repair, alterations, maintenance and use of said premises, as provided in this Lease, after 10 days written notice from Landlord, the Landlord may, at its option, and without waiving or releasing Tenant from any of Tenant's obligations hereunder, pay any such tax, assessment, lien, claim, insurance premium or charge, or settle or discharge any action therefor or satisfy any judgment thereon. All costs, expenses and other sums, incurred or paid by Landlord in connection therewith, together with interest at the rate of 10% per annum on such costs, expenses and sums from the date incurred or paid by Landlord, shall be deemed to be additional rent hereunder and shall be paid by Tenant with and at the same time as the next installment of rent hereunder, and any default therein shall constitute a breach of the covenants and conditions of this Lease.

ARTICLE 16. DESTRUCTION OF PREMISES.

     A. In the event the building of which said premises are a part is damaged by fire, or perils covered by insurance, the Landlord shall:

          1) In the event of total destruction, within a period of 90 days thereafter, commence repair, reconstruction and restoration of said building and prosecute the same diligently to completion, in which event this Lease shall continue in full force and effect; or within said 90 day period elect not to so repair, reconstruct or restore said building, in which event this Lease shall cease and terminate. In either event, Landlord shall give the Tenant written notice of its intention within said 90 day period. In the event Landlord elects not to restore said building, this Lease shall be deemed to have terminated as of the date of such total destruction.

          2) In the event of partial destruction of the building to an extent not exceeding 25% of the full insurable value thereof and if the damage thereto is such that the building may be repaired, reconstructed or restored within a period of 90 days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and the Lease shall continue in full force and effect; or if such work

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of repair, reconstruction and restoration is such as to require a period longer than 90 days or exceed 25% of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, Landlord may either elect to so repair, reconstruct and restore and the Lease shall continue in full force and effect, or Landlord may elect not to repair, reconstruct and restore and the Lease shall in such event terminate. Under any of the conditions of this subparagraph, Landlord shall give written notice to Tenant of its intention within the period of 90 days. In the event Landlord elects not to restore said building, this Lease shall be deemed to have terminated as of the date of such partial destruction.

     B. Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby without further obligation to the other coincident with the surrender of possession of the premises to Landlord except for items which have theretofore accrued and are then unpaid.

     C. In the event of repair, reconstruction and restoration as herein provided, the rental provided to be paid under this Lease shall be abated proportionately in the ratio which the Tenant's use of said premises is impaired during the period of such repair, reconstruction or restoration. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of said premises and/or any inconvenience or annoyance occasioned by any such damage, repair, reconstruction or restoration.

     D. Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Article. Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from repairing or restoring said damaged premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said one (1) year period.

     E. In the event that damage is due to any other cause than set forth in Paragraph A above, Landlord may elect to terminate this Lease.

     F. It is understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only of those portions of said building and said premises which were originally provided at Landlord's expense; and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

ARTICLE 17.    LATE PAYMENTS.

     SEE EXHIBIT "A"

ARTICLE 18.    REMEDIES.

     Should Tenant at any time be in default hereunder with respect to any rental payments or other charges payable by Tenant hereunder, and should such default continue for a period of 10 days after written notice from Landlord, or should Tenant be in default in performance of any other of its promises, covenants or agreements herein contained (other than any breach under the Article entitled "Assignment and Subletting" for which immediate notice of termination may be given) and should such default continue for 30 days after written notice thereof from Landlord to Tenant specifying the particulars of such default, or should Tenant vacate or abandon the premises, this Lease shall remain in full force and effect, provided, however, that in any of such events and in addition to any or all other rights or remedies of Landlord hereunder or by the law provided, it shall be, at the option of Landlord:

     A. The right of Landlord to declare the term hereof ended and to re-enter said premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or thereunder; or

     B. The right of Landlord, even though it may have brought an action to collect rent and other charges without terminating this Lease, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to said premises; or

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        C.  The right of Landlord, without terminating this Lease, to begin an action or actions to collect rent and other charges hereunder which are from time to time past due and unpaid; it being understood that the bringing of such action or actions shall not terminate this Lease unless notice of termination is given.

        Should Landlord elect to terminate this Lease, Landlord shall be entitled to recover from the Tenant as damages: (i) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided, (ii) the cost of recovering said premises to the condition required in the Article entitled "Removal" and
(iii) such other amounts as are provided for in Section 1951.2 of the California Civil Code.

        If Landlord shall elect to re-enter said premises, Landlord shall not be liable for damages by reason of such re-entry.

        Notwithstanding any other provision of this Article, Landlord agrees that if the default complained of, other than for the payment of monies, is of such a nature that the same cannot be cured within the 30 day period specified above, then such default shall be deemed to be cured if the Tenant within such period shall have commenced the curing thereof and shall continue thereafter with all due diligence to cause such curing and does so complete the same with the use of such diligence.

        All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect default other than as specified in said waiver. The consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

ARTICLE 19.  SECURITY DEPOSIT.

        Tenant has deposited with Landlord the sum in the attached Exhibit "A" as security for the full performance of the provisions of this Lease. If Tenant defaults in any particular, Landlord may use or retain the whole or any part of the security in lieu of any sum due to Landlord including repair of damages or cleaning of the premises upon termination, or to defray any expense or damage reasonably incurred by reason of the default, and Tenant shall on demand pay to Landlord a like sum as additional security. If Tenant is not in default at the termination of this Lease, Landlord shall return the deposit to Tenant and may do this by either paying this sum to Tenant or crediting it against the last payment(s) of rent. Landlord's obligation respecting the deposit is that of a debtor, not a trustee; the fund may be commingled or dissipated, or both, and no interest shall accrue thereon.

ARTICLE 20.  ATTORNEY'S FEES.

        In the event that any action shall be instituted by either of the parties hereto for the enforcement of any of its rights or remedies in and under this Lease, the party in whose favor judgment shall be rendered shall be entitled to recover from the other party all costs incurred by said prevailing party in said action, including reasonable attorney's fees to be fixed by the court therein.

ARTICLE 21.  REMOVAL.

        A. Personal Property. Upon the expiration of the Term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the said premises to Landlord in the same condition as upon delivery of possession to Tenant hereunder, reasonable wear and tear and damage by fire, acts of God, the elements and unavoidable casualty excepted. Before surrendering possession of said premises as aforesaid, Tenant shall, without expense to Landlord, remove or cause to be removed from sold premises all signs, furnishings, equipment, trade fixtures, merchandise and other personal property placed therein, and all rubbish and debris, and Tenant shall repair all damage to said premises resulting from such removal. If requested by Landlord, Tenant shall


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execute, acknowledge and deliver to Landlord an instrument in writing releasing and quitclaiming to Landlord all right, title and interest of Tenant in and to said premises by reason of this Lease or otherwise. If Tenant fails to remove any of its signs, furnishings, equipment, trade fixtures, merchandise, or other personal property within 10 days after the expiration or termination of this Lease, then Landlord may, at its sole option (i) treat Tenant as a holdover, in which event the provisions of the Article of this Lease regarding Holding Over shall apply; (ii) deem any or all of such items abandoned and the sole property of Landlord, or (iii) remove any or all of such items and dispose of same in any manner or store same for Tenant, in which event the expense of such disposition or storage shall be borne by Tenant and shall be immediately due and payable.

     B. Fixtures, Equipment and Improvements. All fixtures, equipment, improvements and appurtenances attached to or built into said premises prior to or during the Term, whether by Landlord at its expense or at the expense of Tenant or both, shall be and remain part of said premises and shall not be removed by Tenant at the end of the Term unless otherwise expressly provided for in this Lease. Such fixtures, equipment, improvements and appurtenances shall include but not be limited to: all floor coverings, drapes, paneling, molding, doors, vaults (exclusive of vault doors), plumbing systems, electrical systems, lighting systems, cooling systems, ventilating systems, sprinkling systems, silencing equipment, communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations.

ARTICLE 22. PAYMENTS AND NOTICES.

     A. Payment of Rent. The rent specified herein shall be paid to Landlord or such other person or persons or at such other address or addresses as Landlord hereafter may designate by written notice to Tenant. Payment of rent to any person or persons so designated by Landlord shall exonerate Tenant from all responsibility therefor or for the proper distribution thereof.

     B. Notices. Any notice or demands which may or must be given by either party to the other hereunder shall be deemed to have been duly given when made by personal service or in writing and deposited for mailing by United States mail, postage prepaid, addressed as follows or to such other place as the parties may hereafter in writing direct:

To Landlord:   At the address set forth on the signature page of this Lease.

To Tenant:     At the address set forth on the signature page of this Lease.

ARTICLE 23.    EMINENT DOMAIN.

     A. Definition of terms. The term "total taking" as used in this Article means the taking of the entire premises under the power of eminent domain or a taking of so much of said premises as to prevent or substantially impair the conduct of Tenant's business therein. The term "partial taking" means the taking of a portion only of said premises which does not constitute a total taking as above defined.

     B. Total Taking. If during the term hereof, there shall be a total taking by public authority under the power of eminent domain, then the leasehold estate of Tenant in and to said premises shall cease and terminate as of the date actual physical possession thereof shall be so taken.

     C. Partial Taking. If during said term there shall be a partial taking of said premises, this Lease shall terminate as to the portion of said premises taken upon the date upon which actual possession of said premises is taken pursuant to said eminent domain proceedings, but said Lease shall continue in force and effect as to the remainder of said premises. The minimum guaranteed rental payable by Tenant for the balance of said term shall be abated in the ratio that the square footage of floor area of said premises taken bears to the total floor area of said premises at the time of such taking.

     D. Taking of Parking Area. In the event that there shall be a taking of the parking area such that Landlord can no longer comply with applicable municipal parking ordinances or similar regulations of other public agencies,

Landlord may substitute therefor reasonably equivalent parking in a location reasonably close to said premises; provided that if Landlord fails to make such substitution within a reasonable time following such taking, Tenant may, at its option, terminate this Lease by notice to Landlord. If this Lease is not so terminated by Tenant, there shall be no reduction, change or abatement of any rent or other charge payable by Tenant hereunder and this Lease shall continue in full force and effect.

        E. Allocation of Award. All compensation and damages awarded for the taking of said premises, or any portion or portions thereof, shall, except as otherwise herein provided, belong to and be the sole property of Landlord, and Tenant shall not have any claim or be entitled to any award for the diminution in value of its leasehold hereunder or for the value of any unexpired term of this Lease; provided, however, Tenant shall be entitled to any award that may be made for the taking of or injury to or on account of any cost or loss Tenant may sustain in the removal of Tenant's merchandise, fixtures, equipment and furnishings.

        F. Effect of Termination. If this Lease is terminated, in whole or in part, pursuant to any of the provisions of this Article, all rentals and other charges payable by Tenant to Landlord hereunder and attributable to the premises taken, shall be paid up to the date upon which actual physical possession shall be taken by the condemnor, and the parties shall thereupon be released from all further liability in relation thereto.

        G. Voluntary Sales. A voluntary sale by Landlord to any public body or agency having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking under the power of eminent domain for the purposes of this Article.

ARTICLE 24.  HOLDING OVER.

        This Lease shall terminate and become null and void without further notice upon the expiration of the Term herein specified, and any holding over by Tenant after such expiration shall not constitute a renewal hereof, or give Tenant any rights under this Lease, except as otherwise herein provided, it being understood and agreed that this Lease cannot be renewed, extended or in any manner modified except in writing signed by both parties hereto; provided, however, that nothing in this Article shall be construed to alter or impair the provisions of Article 21 hereof. If Tenant shall hold over for any period after the expiration of said Term, Landlord may, at its option, exercised by written notice to Tenant, treat Tenant as a tenant from month-to-month commencing on the 1st day following the expiration of this Lease and subject to the terms and conditions herein contained except that the Basic Rental portion of the monthly rental, which shall be payable in advance, shall be 150% of said Basic Rental applicable to the date of expiration. If Tenant fails to surrender the premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claims made by any succeeding Tenant founded on or resulting from such failure to surrender.

ARTICLE 25.  SUBORDINATION AND STATEMENT OF TENANT.

        The rights of Tenant under this Lease are and shall be subject to and subordinate to all present and future ground or underlying Leases and amendments thereto, the declaration and recording of covenants, conditions and restrictions relating to the office complex and operation thereof, and the lien of any mortgage and/or any deed of trust or other encumbrance which now exists or may hereafter affect said premises together with all renewals, modifications, consolidations, replacements or extensions thereof; Tenant covenants and agrees that it will execute without further consideration any and all instruments desired by Landlord subordinating in the manner requested by Landlord this Lease; provided that any lienor or encumbrancer relying on such subordination or such additional agreements will covenant with Tenant that this Lease shall remain in full force and effect, and Tenant shall not be disturbed in the event of sale or foreclosure so long as Tenant is not in default hereunder. Tenant agrees to attorn to the successor in interest of Landlord following any transfer of such interest either voluntarily or by operation of law and to recognize such successor as Landlord under this Lease. However, if Landlord so elects, this Lease shall be deemed prior in lien to any mortgage, deed of trust or other encumbrance upon or including the premises regardless of date of recording and Tenant will execute a statement in writing to such effect at Landlord's request. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute all subordination instruments in the event Tenant fails to execute said instruments within five (5) days after notice from Landlord demanding the execution thereof.

     Statement of Tenant. Tenant shall, at any time and from time to time, upon not less than ten (10) days prior written notice by Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there has been any modification thereof, that the same is in full force and effect as modified and stating the modification or modifications) and that Landlord is not in default, except as specified in such statement, in regard to any of its covenants or obligations under this Lease, and further setting forth the dates to which all sums payable as rental hereunder have been paid in advance, if any, and such other statements relating to delivery and acceptance of the premises as Landlord's lender, lienor, encumbrancer or purchaser may require.

ARTICLE 26. TRANSFER BY LANDLORD.

     The term "landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall mean and include only the owner or owners at the time in question of the fee ownership or prime leasehold estate in said premises, and in the event of any transfer or transfers of the title to said premises, Landlord herein named (and in case of any subsequent transfers or conveyances, and then grantor), except as hereinafter provided, shall be automatically freed and relieved from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in which Tenant has an interest which are in the hands of such Landlord or the then grantor at the time of such transfer shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease shall be paid to Tenant. It is intended hereby that the covenants and obligations contained in this Lease on the part of Landlord, shall, subject to the foregoing, be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

ARTICLE 27.    MODIFICATIONS FOR LENDER.

     If, in connection with obtaining financing for the office park complex, the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

ARTICLE 28.    INABILITY TO PERFORM.

     This Lease and the obligations of Tenant to pay rent hereunder and to keep, observe and perform all of the other terms, covenants, conditions, provisions and agreements of this Lease on the part of Tenant to be kept, observed or performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to supply, or is delayed in supplying any service expressly or impliedly to be supplied or is unable to supply, or is delayed in supplying any equipment or fixtures, if Landlord is prevented or delayed from doing so by reason of strike or labor troubles, unavailability of materials or any other cause beyond the control of Landlord.

ARTICLE 29.    SURRENDER OR CANCELLATION.

     The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subleases.

ARTICLE 30.    RULES OR REGULATIONS.

     Tenant agrees to obey the rules and regulations in Exhibit "A" as well as such reasonable rules and regulations as may be hereafter adopted by Landlord for the safety, care and cleanliness of the office park complex and said premises and the preservation of good order thereon. Landlord shall not be responsible to Tenant for the non-performance by any other Tenant or occupant of the office park complex of any of said rules and regulations.

ARTICLE 31.    SCOPE AND AMENDMENT.

     This Lease is and shall be considered to be the only agreement between the parties hereto. All negotiations and oral agreements acceptable to both parties are included herein. No amendment or other modification of this Lease shall be effective unless in writing.

ARTICLE 32.    SAFETY AND HEALTH.

     Tenant covenants at all times during the Term of this Lease to comply with the requirements of the Occupational Safety and Health Act of 1970, 29 U.S.C.
Section 651 et seq and any analogous legislation in California (collectively, the "Act,"), to the extent that the Act applies to said premises and any activities thereon and without limiting the generality of the foregoing, Tenant covenants to maintain all working areas, all machinery, structures, electrical facilities and the like upon said premises in any condition that fully complies with the requirements of the Act, including such requirements as would be applicable with respect to agents, employees or contractors of Landlord who may from time to time be present upon said premises, and Tenant agrees to indemnify and hold harmless Landlord from any liability, claims or damages arising as a result of a breach of the foregoing covenant and from all costs, expenses and charges arising therefrom including, without limitation, attorneys' fees and court costs incurred by Landlord in connection therewith, which indemnity shall survive the expiration or termination of this Lease.

ARTICLE 33.    MISCELLANEOUS.

     Time is of the essence of this Lease. The Article headings therein are used only for the purpose of convenience and shall not be deemed to contain or limit the subject matter of the Articles hereof, nor to be considered in the construction thereof. Each and all of the obligations, covenants, conditions and restrictions of this Lease shall inure to the benefit of and be binding upon and enforceable against, as the case may require, the successors and assigns of Landlord, and subject to the restrictions against assignments and subletting in this Lease contained, any authorized assignee, transferee, sublessee and other successor in interest of Tenant.

     In this Lease the neuter gender includes the feminine and masculine and the singular number includes the plural wherever the context so requires.

     The term "Tenant" as used in this Lease shall mean and include each person who executes this Lease, jointly and severally, and the act of or notice from, or notice or refund to, or the signature of, any one or more of such persons, with respect to the tenancy or this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed on the date hereinafter set forth, following their respective signatures.


                                        SKECHERS USA, INC., a California corp.
                                        --------------------------------------

By /s/ DOLORES L. MCNABB                By /s/ ROGER A. MOSS
   -------------------------------         -----------------------------------

By  DOLORES L. MCNABB                   By  ROGER A. MOSS
   -------------------------------         -----------------------------------

Date  June 11, 1998                     Date  June 11, 1998
     -----------------------------           ---------------------------------

Address: P.O. BOX 10001                 Address: 228 Manhattan Beach Boulevard
         -------------------------               -----------------------------
         TORRANCE, CA 90505                      Manhattan Beach, CA 90266
                                                 Attn: Real Estate Department

----------------------------------      --------------------------------------
            "Landlord"                               "Tenant"


ALL RENTS ARE DUE ON OR BEFORE THE 1ST OF EACH MONTH AND MAILED TO:

D.L. MC NABB
P.O. BOX 10001
TORRANCE, CA 90505

                               ADDENDUM TO LEASE

                 FOR PREMISES COMMONLY KNOWN AND DESIGNATED AS:

                  OFFICE #3, FIRST FLOOR OF THE NORTH BUILDING
                  OFFICE #9, FIRST FLOOR OF THE SOUTH BUILDING
                              904 MANHATTAN AVENUE
                          MANHATTAN BEACH, CALIFORNIA

          This Addendum to Lease executed on June 11, 1998 by and between DOLORES MCNABB, as Landlord, and SKECHERS USA, INC., as Tenant, is an integral part of said Lease as if fully set forth therein.

     A.   OPTION TO EXTEND LEASE TERM.

     So long as Tenant has fully performed all the obligations on its part to be performed, Landlord hereby grants to Tenant three consecutive options to extend this lease for five (5) years each, on the same terms and conditions as are contained herein except as to increases in real estate taxes as hereinafter provided. It is contemplated that Tenant's occupancy shall be continuous; therefore, in the event Tenant fails to exercise any of the options granted herein, the remaining options shall immediately expire and be of no further force or effect. The parties specifically acknowledge that the Lease rent terms provide for annual increases of 3%. Such increases shall continue to be applied annually during each and every option exercised hereunder.

     Tenant shall exercise each such option by delivering written notice to Landlord at least six (6) months, but not more than twelve (12) months, prior to the end of each five (5) year term. TIME IS OF THE ESSENCE in regard to the delivery of the notice. In the event Tenant fails to deliver written notice as herein provided, the options granted herein shall expire and be of no further force or effect.

     B.   RENT.

     Tenant shall pay to Landlord rent, free from all claims, demands or set-offs against Landlord of any kind or character whatsoever, except as otherwise expressly provided to the contrary, in advance, in the amount of $430,040.04, payable on the first day of each month as follows:

           July 1, 1998 to June 30, 1999          $6,750.00 per month
           July 1, 1999 to June 30, 2000          $6,952.50 per month
           July 1, 2000 to June 30, 2001          $7,161.08 per month
           July 1, 2001 to June 30, 2002          $7,375.91 per month
           July 1, 2002 to June 30, 2003          $7,597.18 per month

     LATE PAYMENTS: In the event that Tenant shall fail to pay to Landlord within 5 days of the date when due, any payment owing to Landlord pursuant to the terms of this lease, Tenant shall pay Landlord a late charge in the amount of ten percent (10%) of the rent payment then due in addition to said rent.

     SQUARE FOOTAGE DISCLAIMER: The parties hereto hereby acknowledge that during the negotiations for this Lease, the parties discussed the rent as a function of an amount per square feet of rentable space. Prior to the execution of this Lease, Tenant has had the opportunity to inspect the space and satisfy itself as to the size and suitability of the space for its intended purposes. The parties hereto hereby agree the above dollar figures of rent shall be due and payable regardless of the actual square feet in the demised premises and Tenant acknowledges that Landlord makes no representation or warranty as to the actual size of the premises. Any discussions concerning a rental per square foot of space is superceded by this provision.

     C.   USE.

     The sole permitted use of the premises shall be commercial office and related activities.

     D.   REAL ESTATE TAXES - OPTION PERIODS.

     Upon the exercise of the options hereinabove provided for, Tenant agrees to pay during the term of each such option period, or periods, as the case may be, its pro rata share of any increase in real estate taxes and assessments levied or imposed against the real property of which the demised premises are a part over and above the taxes imposed on said real property during the fifth year of the original term of this Lease (the base year). The parties hereto acknowledge and agree that Tenant occupies approximately 40% of the building and agree that for purposes of this provision that Tenant shall pay 40% of any such increase. Landlord shall provide Tenant with a copy of the tax bill for the fifth year (the base year) of the initial term along with a copy of the tax bill for each year during any option period that Tenant continues in possession under this Lease. Tenant shall pay to Landlord one half of its pro rata share (40%) of such increase on or before December 10 of each year and the remaining on half of its pro rata share (40%) on or before April 10 of each year.

     E.   AIR CONDITIONING REPAIR AND MAINTENANCE.

     Landlord has provided an air conditioner for Office #9 on the first floor of the south building and an air conditioner that services both Office #3 on the first floor of the north building and the space occupied by Optical Outlet. Tenant hereby agrees that it will pay any and all costs related to the repair and maintenance of both of said air conditioners. Further, the parties acknowledge that the air conditioner servicing Office #9 is on the electrical meter for that office and Tenant shall pay for such electrical. The air conditioner servicing Office #3 and Optical Outlet is on Landlord's house meter. Further, the gas servicing said Office #3 is not separately metered. The parties hereby agree that a reasonable estimate of the monthly electrical and gas costs for Office #3 is $175.000. Tenant hereby agrees to pay to Landlord $175.00 per month as reimbursement for such costs. Each year during the term of this Lease, such monthly amount shall be increased by 3% to reflect the anticipated general increase in costs. In the event electrical costs are increased substantially for any reason that makes the above sum unrealistic, as increased annually, the parties agree such sum shall be increased in an amount that reflects such substantial increase in such costs. Tenant may, at its discretion, elect to install separate meters for the gas and electric, at its sole and exclusive expense, and pay the utility costs for Office #3 directly. Tenant acknowledges that concurrent with the installation of the electrical meter, it would also have to install a separate air conditioner in order to isolate the expenses to said Office #3.

     Air conditioning to Office #3 shall be provided between the hours of 7:30 A.M. and 5:30 P.M. Monday through Friday of each week.

     F.   SECURITY DEPOSIT.

     Tenant shall pay Landlord on execution of this Lease the sum of $10,000.00 as a security deposit in accordance with the provisions of Paragraph 19 of the Lease.

     G.   PARKING.

     Landlord hereby grants to Tenant the exclusive use of three (3) parking, the location of which will be designated by Landlord.

     H.   RULES AND REGULATIONS.

     The Rules and regulations attached hereto are hereby incorporated by this reference as if fully set forth herein and shall be an integral part of this Lease.

     I.   ASSIGNMENT.

     Notwithstanding the provisions of Paragraph 11 of the Lease, no consent from Landlord shall be required for the assignment of this Lease under the following circumstances, each of which shall be considered a Permitted
Assignment:

          (1) the transfer of stock of Tenant to members of the immediate family of a shareholder of Tenant, to a living trust for estate-planning purposes, or by will or intestacy; or,

          (2) Tenant sells or offers for sale its voting stock to the public in accordance with the qualifications or registration requirements of the State of California and the Security Act of 1933, as amended.

     H.   TENANT'S RIGHT TO TERMINATE IN THE EVENT OF DESTRUCTION OF THE
          PREMISES

     Notwithstanding the provisions of Paragraph 16. DESTRUCTION OF PREMISES of the Lease, in the event Landlord cannot complete the repairs and return possession to Tenant within a period of six (6) months, Tenant shall have the option of terminating this Lease. Notice of such election to terminate shall be given by Tenant to Landlord within ten (10) days of Tenant's receipt of written notice from Landlord that the repair period is projected to exceed six (6) months. In the event Tenant fails to so notify Landlord in writing, this right to terminate shall expire.

     I.   MUTUAL INDEMNIFICATION

     Tenant agrees to defend, with counsel reasonably satisfactory to Landlord, indemnify and hold harmless, Landlord, its agents, employees, officers, directors, shareholders, partners, members and representatives (collectively "Landlord") from and against any and all loss, cost, action, liability, damage or expense, including but not limited to, penalties, fines, attorneys' fees or costs (collectively "claims"), to any person, property or entity resulting from the following: (i) the negligence or wilful misconduct of Tenant, its agents, employees or contractors; (ii) Tenant's default or breach of any of the terms and conditions of this Lease; and (iii) any occurrences within the Premises, not resulting from the negligence or wilful misconduct of Landlord, its agents, employees or contractors.

     Landlord agrees to defend, with counsel reasonably satisfactory to Tenant, indemnify and hold harmless, Tenant, its agents, employees, officers, directors, shareholders, partners, members and representatives (collectively "Tenant") from and against any and all loss, cost, action, liability, damage or expense, including but not limited to, penalties, fines, attorneys' fees or costs (collectively "claims"), to any person, property or entity resulting from the following: (i) the negligence or wilful misconduct of Landlord, its agents, employees or contractors; (ii) Landlord's default or breach of any of the terms and conditions of this Lease; and (iii) any occurrences within the Premises, not resulting from the negligence or wilful misconduct of Tenant, its agents, employees or contractors.

     Notwithstanding the foregoing, however, because Landlord is required to maintain property insurance on the Building, and because of the existence of waivers of subrogation set forth in this Lease, Landlord hereby agrees to defend, indemnify and hold Tenant harmless on any Claims to the extent such claim is covered by such insurance, even if resulting from the negligent acts, omissions or misconduct of Tenant or those of its agents, employees or contractors. Similarly, since Tenant must carry insurance to cover its personal property within the premises, and because of the waivers of subrogation set forth n this Lease, Tenant hereby agrees to defend, indemnify and hold Landlord harmless from any claims to the extent any such claim is covered by such insurance, even if resulting from the negligent acts, omissions or misconduct of Landlord or those of its agents, employees or contractors. The provisions of this section shall survive the expiration or sooner termination of the Lease with respect to any occurrences, claims or liabilities occurring prior to such expiration or termination.

LANDLORD                           TENANT
DOLORES MCNABB                     SKECHERS USA, INC.,
                                   a California corporation


/s/ DOLORES MCNABB                 by /s/ ROGER A. MOSS
-------------------------             -------------------------

                                   by   Roger A. Moss
                                      -------------------------

                             RULES AND REGULATIONS

     No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of any building without the written consent of Landlord first had and obtained, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

     All signs or lettering on doors or buildings shall conform to uniform specifications and standards established by Landlord and shall be printed, painted and affixed by Landlord, and billed to Tenant.

     Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside said premises; provided, however, that Landlord is to furnish and install a building standard window drapery at all exterior windows.

                                       2

     Tenant shall not obtain for use upon the premises ice, drinking water, towel and other similar services or accept barbering or bootblacking services on the premises, except from persons authorized by Landlord and at the hours and under regulations fixed by Landlord.

                                       3

     The bulletin board or directory of the building, if any, will be provided exclusively for the display of the name and location of Tenant only, and Landlord reserves the right to exclude any other names therefrom.

                                       4

     The sidewalks, halls, passages, entrances, and stairways shall not be obstructed or used by Tenant for any purpose other than for ingress and egress. The halls, passages, exits, entrances, stairways, balconies and roofs are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the premises and tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Neither Tenant nor employees or invitees of Tenant shall go upon the roof of any building.

                                       5

     Tenant shall not alter any lock nor install any new or additional locks or any bolts on any door of said premises.

                                       6

     The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant.

                                       7

     Tenant shall not overload the floor of said premises or mark, drive nails (normal decorating excepted), screw or drill into the partitions, woodwork or plaster or in any way deface said premises.

                                       8

     No equipment of any kind shall be brought into any building without the consent of Landlord, and any moving of furniture, freight and equipment into or out of any building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into any building and also the times and manner of moving the same in and out of the building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

                                       9

     Cleaning of carpets and windows shall be the responsibility of Tenant shall be paid by Tenant.

        Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in said premises, or permit or suffer said premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of any building by reason of noise, odors and/or vibrations, or interfere in any way with the other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about said premises.


                                       11

        Tenant shall not use, keep or permit to be used any of the areas within the office complex in any manner which shall cause litter and/or defacing of the building, other improvements or landscaping. Tenant agrees that as far as is practical and reasonable, to require its employees and invitees to conform to the rules and regulations set out herein and any additional rules and regulations which are hereafter adopted.



                                       12

        All pedestrian traffic within the office complex shall be limited to paved streets and sidewalks and areas specifically designated or approved by Landlord for such uses, e.g., lunch areas, etc.



                                       13

        Said premises shall not be used for the storage of merchandise, for washing clothes, for lodging or cooking in conjunction therewith, or for any improper, objectionable or immoral purposes.


                                       14

        Tenant shall not use or keep in said premises or the building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied or approved in writing by Landlord.



                                       15

        Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to said premises shall be subject to the approval of Landlord. Landlord reserves the right to enter upon said premises for the purpose of installing additional electrical wiring and/or other utilities for benefit of Tenant or adjoining tenants.



                                       16

        Tenant, upon termination of the tenancy, shall deliver to Landlord the keys to offices and rooms which shall have been furnished Tenant or which Tenant shall have had made, and in the event of loss of any keys so furnished, Tenant shall pay Landlord therefor.


                                       17

        Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of said premises in any manner except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Tenant.


                                       18

        If deemed necessary by Landlord, access on Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 8:00 a.m. the following day, to the office complex, or to the halls, corridors, or stairways in any of the buildings, or to said premises may be refused unless the person seeking access is known to the person or employee in charge, has a pass, or is properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the office complex of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the office complex during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property.

     Tenant shall see that the doors of said premises are closed and securely locked before leaving the building. Tenant must observe strict care and caution to assure that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave said premises, and that all electrical switches shall likewise be shut off to prevent waste or damage.

                                       20

     Landlord reserves the right to exclude or expel from the office park complex any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations.

                                       21

     No vending machine or machines of any description shall be installed, maintained or operated upon said premises without the written consent of Landlord.

                                       22

     Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the building of which said premises are a part.

                                       23

     The parking areas within the office complex shall be used solely for passenger type vehicles during normal office hours and the parking of trucks, trailers, recreational vehicles and campers is specifically prohibited. No vehicle of any type shall be stored within the parking area at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformance with all signs and other markings.

                                       24

     Tenant shall not place any improvements or movable objects including antennaes, outdoor furniture, etc. in the parking areas, landscaped area or other areas outside of said premises, or on the roof of said premises.

                                       25

     "Office complex" refers to the entire office building development of Landlord.

                                       26

     Landlord reserves the right to make such other rules and regulations as in its judgment may be for the safety, care and cleanliness of said premises and the office complex for the preservation of good order therein. Tenant agrees to abide by all such rules and regulations hereinabove stated and any additional rules and regulations which are adopted.



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